                         REGISTRATION RIGHTS AGREEMENT


                 THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of August 13, 1996, by and among Quarterdeck Corporation, a Delaware corporation (the "Company"), and the holders of capital stock of Limbex Corporation, a California corporation ("Limbex"), set forth on the signature pages hereto (the "Holders").

                 WHEREAS, each Holder is or will become the owner of Shares (as defined below) in connection with the acquisition of Limbex by Quarterdeck by way of the merger of a subsidiary of Quarterdeck with and into Limbex (the "Merger"), pursuant to the terms of the Agreement and Plan of Reorganization, dated as of August 13, 1996 (the "Acquisition Agreement"), by and among the Company, Limbex, and certain other parties; and

                 WHEREAS, pursuant to the terms of the Acquisition Agreement, the Company has agreed to grant to the Holders the registration rights provided for below.

                 NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements set forth in the Acquisition Agreement and hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

                 1.       Certain Definitions.

                 As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                 "Closing" shall have the meaning specified in the Acquisition Agreement.

                 "Closing Date" shall have the meaning specified in the Acquisition Agreement.

                 "Inference Preferred Consideration Date" shall have the meaning specified in the Acquisition Agreement.

                 "Limbex Common Stock" shall mean the common stock, $.00001 par value per share, of Limbex.

                 "Person" shall mean an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                 "Prospectus" shall mean any prospectus included in a Registration Statement including any resale prospectus and any preliminary prospectus, and any amendment or supplement thereto, and in each case including all material incorporated by reference therein.

                 "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all
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applicable registration and filing fees imposed by the SEC and such securities exchange or exchanges on which securities of the same class are then listed or the National Association of Securities Dealers, Inc. ("NASD"), (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Shares under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, printing and distributing the Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Shares on any securities exchange or exchanges pursuant to Section 3(j) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing a Holder and transfer taxes, if any, relating to the sale or disposition of Shares by a Holder, all of which shall be borne by such Holder in all cases.

                 "Registration Statement" shall mean the registration statements (or amendments to registration statements) filed by the Company pursuant to Section 2(a) of this Agreement.

                 "SEC" shall mean the Securities and Exchange Commission or any successor entity.

                 "SEC Effective Date" shall have the meaning specified in the Acquisition Agreement.

                 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                 "Shares" shall mean shares of common stock, par value $.001 per share, ("Common Shares") of the Company, issued or issuable to the Holders as consideration in the Merger, adjusted for any reclassification, recapitalization, split, reverse split, stock dividend or combination.

                 2.       Registration under the Securities Act.

                          (a)     Registration.

                                   (i)     Inference Closing Shares and SEC
Effective Date Shares. The Company shall file a registration statement on Form S-3 or an amendment to an existing registration statement on Form S-3 within three business days following the Closing, relating to the sale by (A) Inference Corporation, a Delaware corporation ("Inference"), of Shares received by it in the Merger on the Closing Date with respect to shares of Limbex Common Stock owned by it, and (B) the Holders of Shares to be received on the SEC Effective Date, and shall use its best efforts to cause such registration statement or amendment to be declared effective by the




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
SEC on or before September 15, 1996 or as soon as practicable thereafter. The Company agrees to use its best efforts to keep the registration statement filed hereunder continuously effective (and to include a Prospectus at all times meeting the requirements of the Securities Act) for a period of two years (or one year if the SEC changes the holding period required under Rule 144 under the Securities Act from two years to one year) from the SEC Effective Date.

                                  (ii)     Inference Preferred Consideration
Shares. The Company shall file a registration statement on Form S- 3 or an amendment to an existing registration statement on Form S-3 on or before May 31, 1997 relating to the sale by Inference of the Shares reasonably expected to be issued to Inference on the Inference Preferred Consideration Date, and shall use its best efforts to cause such registration statement or amendment to be declared effective by the SEC on the Inference Preferred Consideration Date or as soon thereafter as practicable. The Company agrees to use its best efforts to keep the registration statement (or amendment) filed hereunder continuously effective (and to include a Prospectus at all times meeting the requirements of the Securities Act) for a period of two years (or one year if the SEC changes the holding period required under Rule 144 under the Securities Act from two years to one year) from the Inference Preferred Consideration Date.

                          (b)     Expenses.  The Company shall pay all
Registration Expenses in connection with a registration pursuant to this Agreement.

                          (c)     Plan of Distribution.  Subject to compliance
by Quarterdeck's employees with Quarterdeck's policies relating to trading in Quarterdeck's Common Stock by employees and with applicable federal and state securities law and regulations, any registration statement filed pursuant to this Agreement shall include disclosure under the caption "Plan of Distribution" or other appropriate caption that contemplates distribution of the Shares by the selling stockholders and their permitted assignees, including hedging transactions and/or short sales, option transactions and loans to secure such transactions.

                 3.       Registration Procedures.

                 In connection with the obligations of the Company under
Section 2 hereof, the Company shall:

                          (a)     prepare and file with the SEC, within the
time period set forth in Section 2 hereof, and use its best efforts to have declared effective by the SEC, the Registration Statements, which shall (i) be available for public resale of the Shares by the selling Holders, and (ii) comply as to form in all material respects with the requirements of the applicable form and include all company-related information and financial statements required by the SEC to be filed therewith;

                          (b)     (i) prepare and file with the SEC such
amendments to the Registration Statements as may be necessary to keep it effective for the applicable period; (ii) cause any Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect





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
to the Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

                          (c)     furnish to each Holder, upon request and
without charge, as many copies of any Prospectus and any amendment or supplement thereto as is requested in order to facilitate the public sale or other disposition of the Shares;

                          (d)     use its best efforts to register or qualify
the Shares under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Holder shall reasonably request in writing and keep such registration or qualification effective during the period the Registration Statement is required to be kept effective; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction with respect to such registration or qualification, or (iii) file a general consent to service of process in any such jurisdiction;

                          (e)     notify each Holder promptly and, if requested
by a Holder, confirm in writing, (i) when the Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to a Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Registration Statement is effective as a result of which (A) such Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) a Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                          (f)     use best efforts to obtain the withdrawal of
any order suspending the effectiveness of the Registration Statement by the SEC or any state securities authority as promptly as possible and to amend and cure any deficiencies resulting in such suspension;

                          (g)     furnish to each Holder upon request, without
charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                          (h)     cooperate with the Holders to facilitate the
timely preparation and delivery of certificates representing Shares to be sold and not bearing any Securities Act legend





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
and enable certificates for such Shares to be issued for such numbers of Shares and registered in such names as the Holders may reasonably request; and

                          (i)     use its best efforts to cause all Shares to
be listed on any securities exchange or NASD Automatic Quotation System on which the Common Shares are then listed;

                 4.       Certain Agreements of Holders.

                          (a)     Each Holder agrees to furnish to the Company
in writing such information regarding the Holder and such Holder's proposed distribution of Shares as the Company may from time to time reasonably request in connection with the preparation of the Registration Statement, or registration or qualification of the Shares under state securities or blue sky laws and, furnish to the Company in writing such information regarding all sales or other dispositions of Shares made by the Holder as the Company may from time to time reasonably request.

                          (b)     Each Holder agrees, if requested by the
Company in the case of a Company initiated non-underwritten offering or if requested by the managing underwriter or underwriters in a Company initiated underwritten offering, not to effect any public sale or distribution of any Shares, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Company initiated registration), during the ten day period prior to, and during the ninety day period beginning on, the date of effectiveness of each Company initiated offering made pursuant to its registration statement, to the extent timely notified in writing by the Company or the managing underwriters.

                 5.       Indemnification, Contribution.

                          (a)     Indemnification by the Company.  The Company
agrees to indemnify and hold harmless each Holder and its officers, directors, partners, agents, brokers and underwriters and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act, as follows with respect to any Registration Statement covering the resale by such Holder of any Shares:

                                   (i)     against any and all loss, liability,
claim, damage and expense whatsoever, as incurred, to which such Holder, officer, director, partner, agent, broker, underwriter or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;





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
                                  (ii)     against any and all loss, liability,
claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such settlement is effected with the written consent of the Company; and

                                 (iii)     subject to the limitations set forth
in Section 5(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever, based upon any such untrue statement or alleged untrue statement, omission or alleged omission that relates to the sale by a Holder of Shares under the Registration Statement, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided, however, that the indemnity provided pursuant to this Section 5(a) shall not apply to any Holder with respect to any loss, liability, claim, damage or expense that arises out of or is based upon (1) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement or any amendment thereto or a Prospectus or any amendment or supplement thereto or (2) trades made by such Holder in violation of Section 6 below.

                          (b)     Indemnification by Holders.  Each Holder
severally, in proportion of the number of Shares to be sold by such Holder pursuant to such Registration Statement, agrees to indemnify and hold harmless the Company and the other selling holders, and each of their respective directors, officers and partners (including each director of the Company and each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use therein; provided, that, with respect to the Holders' indemnification obligations set forth in this Section 5(b) with respect to Section 5(a)(ii) above, such settlement is effected with the written consent of the Holders against which indemnification is sought.

                          (c)     Conduct of Indemnification Proceedings.  Each
indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 5(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of





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
substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 5(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to counsel (which shall be limited to a single law firm) the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 5(c).

                          (d)     Contribution.  In order to provide for just
and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable although applicable in accordance with its terms, the indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the indemnified party, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, access to information and opportunity to correct or prevent such action.

                 The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

                 Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution





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
from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors, officers and partners of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

                          (e)     Notwithstanding any term or condition to the
contrary, the liability of any Holder pursuant to this Section 5 shall be limited to the gross proceeds received by such Holder as a result of the sale giving rise to the liability.

                          (f)     The obligations of the Company and the
Holders under this Section 5 shall survive the completion of any offering of the Shares pursuant to a Registration Statement.

                 6.       Suspension of Registration Requirement.

                          (a)     Each Holder agrees that he, she or it will
not effect any sales of Shares pursuant to a Registration Statement after such Holder has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event (as defined in Section 6(b) below) until the Company provides notice to such Holder that all Suspension Events have ceased to exist. In addition, each Holder agrees that he, she or it will not effect any sales of Shares pursuant to the Registration Statement after such Holder has received notice from the Company to suspend sales because
(i) the Registration Statement, any Prospectus or any supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) the Company has filed a post-effective amendment to the Registration Statement that has not been declared effective, until the Company notifies such Holder that the misstatement or omission has been corrected or the post-effective amendment has been declared effective, as the case may be.

                          (b)     Notwithstanding anything to the contrary set
forth in this Agreement, the Company's obligation to file a Registration Statement and make any filings with any state securities authority, to use its best efforts to cause a Registration Statement or any state securities filings to become effective, or to amend or supplement a Registration Statement or any state securities filings shall be temporarily suspended in the event of and during a Suspension Event. A "Suspension Event" shall exist at such times (i) that the Company is not eligible to use Form S-3 for the registration contemplated by Section 2(a) hereof or (ii) as circumstances exist that the Company determines make it impractical or inadvisable for the Company to file, amend or supplement a Registration Statement or such filings or to cause a Registration Statement or such filings to become effective (such circumstances to include, without limitation, (A) the Company conducting an underwritten primary offering and being advised by the underwriters that sale of Shares under the Registration Statement would have a material adverse effect on the Company's offering or





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(B) pending negotiations relating to, or consummation of, a transaction or the occurrence of some other event (x) where any of the foregoing would require disclosure under applicable securities laws of material information in a Registration Statement (or any other document incorporated into a Registration Statement by reference) or such state securities filings and (y) as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements). Suspension of the Company's obligations pursuant to this Section 6(b) shall continue only for so long as a Suspension Event or its effect is continuing; provided, however, that in no event shall any Suspension Event pursuant to clause (ii) of the preceding sentence exceed more than ninety (90) days in any one hundred eighty (180) day period. The Company shall notify each Holder promptly after any Suspension Event occurs or ceases to exist.

                 7.       Miscellaneous.

                          (a)     Amendments and Waivers.  The provisions of
this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of more than 50% of the outstanding Shares owned beneficially by Holders at the date of any such amendment, modification, supplement or waiver.

                          (b)     Notices.  All notices and other
communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at such Holder's registered address appearing on the share register of the Company or (ii) if to the Company, at 13160 Mindanao Way, 3rd Floor, Marina del Rey, California,
Attention:  Law Department.

                 All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five
(5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

                          (c)     Successors and Assigns.  This Agreement shall
inure to the benefit of and be binding upon the successors and assigns of the Company. This Agreement and the registration rights granted hereunder may not be assigned by a Holder without the consent of the Company and such assignee agreeing to be bound by the provisions of this Agreement.

                          (d)     Counterparts.  This Agreement may be executed
in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                          (e)     Headings.  The headings in this Agreement are
for convenience of reference only and shall not limit or otherwise affect the meaning hereof.





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                          (f)     Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of California without giving effect to the conflicts of law provisions thereof.

                          (g)     Entire Agreement.  This Agreement is intended
by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                          (h)     Attorneys' Fees.  In the event of any suit or
other proceeding to construe or enforce any provision of this Agreement, or otherwise in connection with this Agreement, the prevailing party's or parties' reasonable attorneys' fees and costs (in addition to all other amounts and relief to which such party or parties may be entitled) shall be paid by the other party or parties.





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                 IN WITNESS WHEREOF, the parties have signed this Agreement on the day and year first above written.


                                  QUARTERDECK CORPORATION


                                  By:
                                     -------------------------------------

                                  THE SHAREHOLDERS:


                                  ----------------------------------------
                                                Bradley Allen


                                  ----------------------------------------
                                             Alexander Jacobson


                                  ----------------------------------------
                                                Howard Morgan


                                  ----------------------------------------
                                                Thelma Birks


                                  ----------------------------------------
                                               Michelle Kraus


                                  ----------------------------------------
                                                 Clay Chisum



                                  INFERENCE CORPORATION

                                  By:
                                     -------------------------------------




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